Exhibit 4.2



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                              WDS RECEIVABLES LLC,
                                  as Depositor,



                                       and



                            WILMINGTON TRUST COMPANY,
                                as Owner Trustee



              ----------------------------------------------------

                              AMENDED AND RESTATED
                                 TRUST AGREEMENT

                           Dated as of January 1, 2008

              ----------------------------------------------------




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                                                 TABLE OF CONTENTS

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                                                    ARTICLE ONE


                                                    DEFINITIONS
Section 1.01. General Definitions.................................................................................1
Section 1.02. Other Definitional Provisions.......................................................................6
Section 1.03. Interpretive Provisions.............................................................................6

                                                    ARTICLE TWO

                                                    ORGANIZATION

Section 2.01. Name................................................................................................7
Section 2.02. Office..............................................................................................7
Section 2.03. Purposes and Powers.................................................................................7
Section 2.04. Appointment of Owner Trustee........................................................................8
Section 2.05. Initial Capital Contribution of Owner Trust Estate..................................................8
Section 2.06. Declaration of Trust................................................................................8
Section 2.07. Liability of Certificateholders.....................................................................8
Section 2.08. Title to Trust Property.............................................................................9
Section 2.09. Situs of Issuer.....................................................................................9
Section 2.10. Representations and Warranties of the Depositor.....................................................9
Section 2.11. Federal Income Tax Matters.........................................................................10

                                                   ARTICLE THREE

                                       CERTIFICATES AND TRANSFER OF INTERESTS

Section 3.01. Initial Ownership..................................................................................12
Section 3.02. The Certificates...................................................................................12
Section 3.03. Authentication and Delivery of Certificates........................................................12
Section 3.04. Registration, Transfer and Exchange of Certificates................................................12
Section 3.05. Mutilated, Destroyed, Lost or Stolen Certificates..................................................14
Section 3.06. Persons Deemed Certificateholders..................................................................14
Section 3.07. Access to List of Certificateholders' Names and Addresses..........................................15
Section 3.08. Maintenance of Office or Agency....................................................................15
Section 3.09. Appointment of Paying Agent........................................................................15
Section 3.10. Certificates Nonassessable and Fully Paid..........................................................16

                                                        i

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                                                    ARTICLE FOUR

                                              ACTIONS BY OWNER TRUSTEE

Section 4.01. Prior Notice to Certificateholders with Respect to Certain Matters.................................17
Section 4.02. Action by Certificateholders with Respect to Certain Matters.......................................17
Section 4.03. Action by Certificateholders with Respect to Bankruptcy............................................18
Section 4.04. Restrictions on Certificateholders' Power..........................................................18
Section 4.05. Majority Control...................................................................................18
Section 4.06. Certain Litigation Matters.........................................................................18

                                                    ARTICLE FIVE

                                     APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

Section 5.01. Establishment of Certificate Payment Account.......................................................19
Section 5.02. Application of Trust Funds.........................................................................19
Section 5.03. Method of Payment..................................................................................20
Section 5.04. No Segregation of Monies; No Interest..............................................................20
Section 5.05. Accounting and Reports to Noteholders, Certificateholders, the IRS and Others......................20
Section 5.06. Signature on Returns; Tax Matters Partner..........................................................21

                                                    ARTICLE SIX

                                       AUTHORITY AND DUTIES OF OWNER TRUSTEE

Section 6.01. General Authority..................................................................................22
Section 6.02. General Duties.....................................................................................22
Section 6.03. Action Upon Instruction............................................................................23
Section 6.04. No Duties Except as Specified in this Agreement or in Instructions.................................24
Section 6.05. No Action Except Under Specified Documents or Instructions.........................................24
Section 6.06. Restrictions.......................................................................................24

                                                   ARTICLE SEVEN

                                                 THE OWNER TRUSTEE

Section 7.01. Acceptance of Duties...............................................................................25
Section 7.02. Furnishing of Documents............................................................................26
Section 7.03. Representations and Warranties.....................................................................27
Section 7.04. Reliance; Advice of Counsel........................................................................27
Section 7.05. Not Acting in Individual Capacity..................................................................28
Section 7.06. Owner Trustee Not Liable for Certificates or Receivables...........................................28
Section 7.07. Owner Trustee May Own Certificates and Notes.......................................................28
Section 7.08. Paying Agent; Authenticating Agent.................................................................29

                                                        ii

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                                                   ARTICLE EIGHT

                                 COMPENSATION AND INDEMNIFICATION OF OWNER TRUSTEE

Section 8.01. Owner Trustee's Fees and Expenses..................................................................30
Section 8.02. Indemnification....................................................................................30
Section 8.03. Payments to the Owner Trustee......................................................................30

                                                    ARTICLE NINE

                                           TERMINATION OF TRUST AGREEMENT

Section 9.01. Termination of Trust Agreement.....................................................................31

                                                    ARTICLE TEN

                                      SUCCESSOR AND ADDITIONAL OWNER TRUSTEES

Section 10.01. Eligibility Requirements for Owner Trustee........................................................33
Section 10.02. Resignation or Removal of Owner Trustee...........................................................33
Section 10.03. Successor Owner Trustee...........................................................................34
Section 10.04. Merger or Consolidation of Owner Trustee..........................................................34
Section 10.05. Appointment of Co-Trustee or Separate Trustee.....................................................35

                                                   ARTICLE ELEVEN

                                                   REGULATION AB

Section 11.01. Intent of the Parties; Reasonableness.............................................................37
Section 11.02. Representations and Warranties....................................................................37
Section 11.03. Information to Be Provided by the Owner Trustee...................................................37

                                                   ARTICLE TWELVE

                                                   MISCELLANEOUS

Section 12.01. Supplements and Amendments........................................................................39
Section 12.02. No Legal Title to Owner Trust Estate in Certificateholders........................................40
Section 12.03. Limitations on Rights of Others...................................................................41
Section 12.04. Notices...........................................................................................41
Section 12.05. Severability......................................................................................41
Section 12.06. Counterparts......................................................................................41
Section 12.07. Successors and Assigns............................................................................41
Section 12.08. Covenants of the Depositor........................................................................42
Section 12.09. No Petition.......................................................................................42
Section 12.10. No Recourse.......................................................................................42
Section 12.11. Headings..........................................................................................42

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Section 12.12. GOVERNING LAW.....................................................................................42
Section 12.13. Servicer Payment Obligation.......................................................................42
Section 12.14. Obligations with Respect to the Swap Counterparty.................................................42


                                                      EXHIBITS

Exhibit A - Form of Certificate.................................................................................A-1
Exhibit B - Form of Certificate of Trust........................................................................B-1


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

                      AMENDED AND RESTATED TRUST AGREEMENT

         This Amended and Restated Trust Agreement, dated as of January 1, 2008, is between WDS Receivables LLC, a Nevada limited liability company, as depositor (the "Depositor"), and Wilmington Trust Company, a Delaware banking corporation, as trustee (the "Owner Trustee").

         WHEREAS, Wachovia Auto Loan Owner Trust 2008-1 has been created pursuant to a trust agreement, dated August 21, 2007 (the "Initial Trust Agreement"), between the Depositor and the Owner Trustee, and the filing of a certificate of trust with the Secretary of State of the State of Delaware on August 21, 2007; and

         WHEREAS, the Depositor and the Owner Trustee wish to amend and restate the Initial Trust Agreement on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE ONE

                                   DEFINITIONS

         Section 1.01. General Definitions. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

         "Accountants" means a firm of independent public accountants.

         "Administration Agreement" means the administration agreement, dated as of January 1, 2008, among the Administrator, the Issuer, the Depositor and the Indenture Trustee.

         "Administrator" means Wachovia Bank, in its capacity as administrator under the Administration Agreement, and its successors in such capacity.

         "Affiliate" has the meaning specified in the Sale and Servicing Agreement.

         "Agreement" means this Amended and Restated Trust Agreement.

         "Applicants" has the meaning specified in Section 3.07.

         "Basic Documents" has the meaning specified in the Sale and Servicing Agreement.

         "Benefit Plan" means (i) an employee benefit plan (as such term is defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Code or (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity.

         "Business Day" has the meaning specified in the Sale and Servicing Agreement.

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         "Certificate" means a certificate evidencing the beneficial interest of a Certificateholder in the Owner Trust Estate, substantially in the form of Exhibit A.

         "Certificate of Trust" means the Certificate of Trust substantially in the form of Exhibit B filed for the Issuer pursuant to Section 3810(a) of the Statutory Trust Statute.

         "Certificate Payment Account" has the meaning specified in Section
5.01.

         "Certificate Percentage Interest" means, with respect to a Certificate, the percentage specified on such Certificate as the Certificate Percentage Interest, which percentage represents the beneficial interest of the holder of such Certificate in the Issuer. The initial Certificate Percentage Interest held by the Depositor shall be 100%.

          "Certificate Register" and "Certificate Registrar" shall have the respective meanings specified in Section 3.04(a).

         "Certificateholder" or "Holder" means a Person in whose name a Certificate is registered on the Certificate Register.

         "Class" has the meaning specified in the Indenture.

         "Closing Date" has the meaning specified in the Indenture.

         "Code" has the meaning specified in the Indenture.

         "Collection Period" has the meaning specified in the Indenture.

         "Commission" has the meaning specified in the Sale and Servicing Agreement.

         "Corporate Trust Office" means, with respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee located at 1100 North Market Street, Wilmington, Delaware 19890-1605, Attention: Corporate Trust Administration, or at such other address as the Owner Trustee may designate from time to time by notice to the Certificateholders, the Indenture Trustee, the Master Servicer and the Depositor, or the principal corporate trust office of any successor Owner Trustee at the address designated by such successor Owner Trustee by notice to the Certificateholders, the Indenture Trustee, the Master Servicer and the Depositor.

         "Cutoff Date Pool Balance" has the meaning specified in the Sale and Servicing Agreement.

         "Depositor" means WDS Receivables, in its capacity as depositor hereunder, and its successors in such capacity.

         "Distribution Date" has the meaning specified in the Indenture.

         "Eligible Institution" has the meaning specified in the Sale and Servicing Agreement.

         "Eligible Investments" has the meaning specified in the Sale and Servicing Agreement.

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         "ERISA" means the Employee Retirement Income Security Act of 1974.

         "Excess Collections" has the meaning specified in the Indenture.

         "Exchange Act" has the meaning specified in the Indenture.

         "Exchange Act Reports" has the meaning specified in the Sale and Servicing Agreement.

         "Excluded Property" means any funds held and invested pursuant to
Section 2.03(b).

         "Expenses" means any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever.

         "Final Scheduled Distribution Date" has the meaning specified in the Indenture.

         "Financed Vehicle" has the meaning specified in the Sale and Servicing Agreement.

         "Fitch" has the meaning specified in the Indenture.

         "Indemnified Parties" means the Owner Trustee and its successors, assigns, directors, officers and agents.

         "Indenture" means the indenture, dated as of January 1, 2008, between the Issuer and the Indenture Trustee.

         "Indenture Trustee" has the meaning specified in the Indenture.

         "IRS" means the United States Internal Revenue Service.

         "Issuer" has the meaning specified in the Indenture.

         "Item 1119 Party" has the meaning specified in the Sale and Servicing Agreement.

         "Lien" has the meaning specified in the Sale and Servicing Agreement.

         "Maryland Vehicle Sales Finance Act" has the meaning specified in the Indenture.

         "Master Servicer" has the meaning specified in the Sale and Servicing Agreement.

         "Moody's" has the meaning specified in the Indenture.

         "Note Balance" has the meaning specified in the Indenture.

         "Note Registrar" has the meaning specified in the Indenture.

         "Noteholder" has the meaning specified in the Indenture.

         "Notes" has the meaning specified in the Indenture.

                                       3
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         "Opinion of Counsel" means one or more written opinions of counsel, who may, except as expressly provided in this Agreement, be an employee of or outside counsel to the Issuer, Depositor, the Seller or the Master Servicer, and who shall be acceptable to the Indenture Trustee or the Owner Trustee, as the case may be.

         "Optional Purchase" means the exercise by the Seller of its option to purchase all remaining Receivables from the Issuer on any Distribution Date following the last day of a Collection Period as of which the Pool Balance is 10% or less of the Cutoff Date Pool Balance.

         "Outstanding" has the meaning specified in the Indenture.

         "Owner Trust Estate" means the $1.00 initial capital contribution from the Depositor and all right, title and interest of the Issuer in, to and under the property and rights assigned to the Issuer pursuant to Article Two of the Sale and Servicing Agreement.

         "Owner Trustee" means Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee under this Agreement, and any successor in such capacity.

         "Paying Agent" means the Indenture Trustee, in its capacity as Paying Agent under this Agreement, and any successor paying agent or co-paying agent appointed pursuant to Section 3.09 who is authorized by the Owner Trustee on behalf of the Issuer to make distributions from the Certificate Payment Account on behalf of the Issuer.

         "Pennsylvania   Motor  Vehicle  Sales  Finance  Act"  has  the  meaning
specified in the Indenture.

         "Person" has the meaning specified in the Sale and Servicing Agreement.

         "Plan Asset Regulation" means 29 C.F.R. Section 2510.3-101 issued by the United States Department of Labor concerning the definition of what constitutes the assets of a Benefit Plan with respect to such Benefit Plan's investment in an entity for purposes of the fiduciary responsibility provisions of Title I of ERISA and Section 4975 of the Code.

         "Pool Balance" has the meaning specified in the Sale and Servicing Agreement.

         "Protected Purchaser" has the meaning specified in Section 8-303 of the UCC.

         "PTCE 95-60" means Prohibited Transaction Class Exemption 95-60.

         "Rating Agency" has the meaning specified in the Indenture.

         "Rating Agency Condition" has the meaning specified in the Indenture.

         "Receivable" has the meaning specified in the Receivables Purchase Agreement.

         "Receivables Purchase Agreement" means the receivables purchase agreement, dated as of January 1, 2008, between the Seller and WDS Receivables.


                                       4
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         "Record Date" means, with respect to the Certificates and any
Distribution Date, the close of business on the Business Day immediately preceding such Distribution Date.

         "Regulation AB" has the meaning specified in the Sale and Servicing Agreement.

         "Required Rating" means, with respect to any entity, the short-term credit rating of the related entity is at least equal to "F1+" by Fitch, "Prime-1" by Moody's and "A-1+" by Standard & Poor's.

         "Reserve Fund" has the meaning specified in the Sale and Servicing Agreement.

         "Responsible Officer" has the meaning specified in the Sale and Servicing Agreement.

         "Sale and Servicing Agreement" means the sale and servicing agreement, dated as of January 1, 2008, among the Issuer, the Depositor, the Seller and the Master Servicer.

         "Secretary of State" means the Secretary of State of the State of Delaware.

         "Securities Act" has the meaning specified in the Sale and Servicing Agreement.

         "Securitization Transaction" means any transaction involving a sale or other transfer of receivables directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated asset-backed securities.

         "Seller" has the meaning specified in the Receivables Purchase
Agreement.

         "Servicer Termination Event" has the meaning specified in the Sale and Servicing Agreement.

         "Standard & Poor's" has the meaning specified in the Indenture.

         "State" has the meaning specified in the Indenture.

         "Statutory Trust Statute" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code ss. 3801 et seq.

         "Successor Servicer" has the meaning specified in the Sale and Servicing Agreement.

         "Swap Agreement" has the meaning specified in the Indenture.

         "Swap Counterparty" has the meaning specified in the Indenture.

         "Transfer" means a sale, exchange, transfer, assignment, participation, pledge or other disposition of a Certificate.

         "Treasury Regulations" means regulations, including proposed or temporary regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary Treasury Regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.


                                       5
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         "UCC" has the meaning specified in the Indenture.

         "United States" has the meaning specified in the Indenture.

         "Vice President" has the meaning specified in the Sale and Servicing Agreement.

         "Wachovia Bank" means Wachovia Bank, National Association.

         "WDS Receivables" means WDS Receivables LLC.

         Section 1.02. Other Definitional Provisions.

         (a) Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Sale and Servicing Agreement or the Indenture, as the case may be.

         (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

         Section 1.03. Interpretive Provisions. With respect to all terms in this Agreement, unless the context otherwise requires: (i) a term has the meaning assigned to it; (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time in the United States; (iii) "or" is not exclusive; (iv) "including" means including without limitation; (v) words in the singular include the plural and words in the plural include the singular;
(vi) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, restated, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein;
(vii) references to a Person are also to its successors and permitted assigns;
(viii) the words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; (ix) Section, subsection, Schedule and Exhibit references in this Agreement are references to Sections, subsections, Schedules and Exhibits in or to this Agreement unless otherwise specified; (x) references to "writing" include printing, typing, lithography and other means of reproducing words in a visible form; and (xi) the term "proceeds" has the meaning set forth in the applicable UCC.


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                                   ARTICLE TWO

                                  ORGANIZATION

         Section 2.01. Name. The statutory trust created by the Initial Trust Agreement and the filing of the Certificate of Trust and continued hereby shall be known as "Wachovia Auto Loan Owner Trust 2008-1", in which name the Owner Trustee may conduct the business of the Issuer, make and execute contracts and other instruments on behalf of the Issuer and sue and be sued on behalf of the Issuer, to the extent herein provided.

         Section 2.02. Office. The office of the Issuer shall be in care of the Owner Trustee at the Corporate Trust Office or at such other address in the State of Delaware as the Owner Trustee may designate by written notice to the Certificateholders and the Depositor.

         Section 2.03. Purposes and Powers.

                  (a) The purpose of the Issuer is, and the Issuer shall have the power and authority to engage in, the following activities:

                  (i) to issue the Notes pursuant to the Indenture and the Certificates pursuant to this Agreement and to convey and deliver the Notes and the Certificates upon the written order of the Depositor;

                  (ii) to permit the Depositor to use, or to use, at the direction of the Depositor, the proceeds of the sale of the Notes to
         (A) purchase the Receivables to be acquired on the Closing Date, (B) fund the Reserve Fund with an amount equal to the Reserve Fund Deposit,
         (C) pay the organizational, start-up and transactional expenses of the Issuer and (D) to pay the balance to the Depositor (or to permit the Depositor to retain the balance, as applicable) pursuant to the Sale and Servicing Agreement;

                  (iii) to pay interest on and principal of the Notes to the Noteholders and to cause any Excess Collections to be paid to the Certificateholders or otherwise in accordance with the Indenture;

                  (iv) to assign, grant, transfer, pledge, mortgage and convey the Owner Trust Estate (other than the Certificate Payment Account and the proceeds thereof) to the Indenture Trustee pursuant to the Indenture;

                  (v) to enter into and perform its obligations under the Basic Documents to which it is to be a party;

                  (vi) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

                  (vii) subject to compliance with the Basic Documents, to engage in such other activities as may be required in connection with conservation of the Owner Trust Estate and the making of distributions to the Noteholders and the Certificateholders.

         (b) The Issuer may, at its discretion, actively invest in United States treasury securities for the purpose of realizing a gain on such investments; provided, however, that (i) the Issuer may not invest more than $100,000 in such securities and (ii) the funds used to purchase such securities must not be subject to the Lien of the Indenture.

         (c) The Issuer is hereby authorized to engage in the foregoing activities. The Issuer shall not engage in any activities other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement and the other Basic Documents.

         Section 2.04. Appointment of Owner Trustee. The Depositor hereby confirms the appointment of the Owner Trustee as trustee of the Issuer effective as of the date of creation of the Issuer, to have all the rights, powers and duties set forth herein and in the Statutory Trust Statute, and the Owner Trustee hereby confirms its acceptance of such appointment.

         The Owner Trustee may engage, in the name of the Issuer or in its own name on behalf of the Issuer, in the activities of the Issuer, make and execute contracts on behalf of the Issuer and sue on behalf of the Issuer.

         Section 2.05. Initial Capital Contribution of Owner Trust Estate. As of August 21, 2007, the Depositor assigned, transferred, conveyed and set over to the Owner Trustee the sum of $1.00. The Depositor shall pay the organizational expenses of the Issuer as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee.

         Section 2.06. Declaration of Trust. The Owner Trustee hereby declares that it will hold the Owner Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Certificateholders, subject to the obligations of the Issuer under the Basic Documents. It is the intention of the parties hereto that (i) the Issuer constitute a statutory trust under the Statutory Trust Statute and that this Agreement constitute the governing instrument of such statutory trust and (ii) solely for income and franchise tax purposes, the Issuer shall be treated as either an entity that is disregarded as separate from the beneficial owner of the equity if there is only one such owner, or as a partnership (other than an association or publicly traded partnership) if there are two or more such owners, with the assets of the partnership being the Receivables and other assets held by the Issuer, the partners of the partnership being the Certificateholders and any holders of the Notes that are required by the IRS to be treated as equity in the Issuer, and the remaining Notes constituting indebtedness of the partnership. The parties agree that, unless otherwise required by appropriate tax authorities, the Issuer will file or cause to be filed annual or other necessary returns, reports and other forms consistent with the foregoing characterization of the Issuer for such tax purposes. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and in the Statutory Trust Statute to accomplish the purposes of the Issuer as set forth in Section 2.03(a). The Owner Trustee has filed the Certificate of Trust with the Secretary of State.

         Section 2.07. Liability of Certificateholders. The Certificateholders shall be entitled to the same limitation of personal liability extended to stockholders of private corporations organized under the general corporation law of the State of Delaware.

         Section 2.08. Title to Trust Property. Legal title to the entirety of the Owner Trust Estate shall be vested at all times in the Issuer as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Owner Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee or a separate trustee, as the case may be.

         Section 2.09. Situs of Issuer. The Issuer will be located and administered in the State of Delaware. All bank accounts maintained by the Owner Trustee on behalf of the Issuer shall be located in the States of Delaware, California, Nevada, North Carolina or New York. The Issuer shall not have any employees in any State other than the State of Delaware; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of Delaware. Payments will be received by the Issuer only in, and payments will be made by the Issuer only from, the States of Delaware, California, North Carolina, Nevada or New York. The only office of the Issuer will be at the Corporate Trust Office.

         Section 2.10. Representations and Warranties of the Depositor. The Depositor hereby represents and warrants to the Owner Trustee that:

         (a) The Depositor has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Nevada, with power, authority and legal right to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has the power, authority and legal right to acquire, own and sell the Receivables.

         (b) The Depositor is duly qualified to do business as a foreign limited liability company in good standing and has obtained all necessary licenses and approvals in each jurisdiction in which the failure to so qualify or to obtain such licenses and approvals would materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement, any of the other Basic Documents to which it is a party, the Receivables, the Notes or the Certificates.

         (c) The Depositor has the power and authority to execute, deliver and perform its obligations under this Agreement and each other Basic Document to which it is a party; the Depositor has full power and authority to sell, assign, transfer and convey the property to be sold and assigned to and deposited with the Owner Trustee as part of the Owner Trust Estate and the Depositor has duly authorized such sale and assignment and deposit to the Issuer by all necessary limited liability company action; and the execution, delivery and performance of this Agreement and the other Basic Documents to which it is a party have been duly authorized by the Depositor by all necessary limited liability company action.

         (d) This Agreement constitutes a legal, valid and binding obligation of the Depositor, enforceable in accordance with its terms, except as enforceability may be subject to or limited by bankruptcy, insolvency, reorganization, moratorium, liquidation, fraudulent conveyance or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or at law.

         (e) The execution, delivery and performance by the Depositor of this Agreement and each other Basic Document to which the Depositor is a party, the consummation of the transactions contemplated hereby and thereby and the fulfillment of the terms hereof and thereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under, the certificate of formation or limited liability company agreement of the Depositor, or conflict with or violate any of the material terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any indenture, agreement or other instrument to which the Depositor is a party or by which it is bound or to which any of its properties are subject; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the best of the Depositor's knowledge, any order of any court, rule or regulation applicable to the Depositor or its properties or of any federal or State regulatory body, court, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties; which breach, default, conflict, Lien or violation would have a material adverse effect on the earnings, business affairs or business prospects of the Depositor.

         (f) There are no proceedings or investigations pending or, to the Depositor's knowledge, threatened against the Depositor before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties (i) asserting the invalidity of this Agreement, any other Basic Document, the Notes or the Certificates, (ii) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any of the transactions contemplated by this Agreement or any of the other Basic Documents, (iii) seeking any determination or ruling that would materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement, any of the other Basic Documents, the Receivables, the Notes or the Certificates or (iv) seeking any determination or ruling that would adversely affect the federal tax attributes of the Issuer or of the Notes or the Certificates.

         (g) The representations and warranties of the Depositor in Section 3.01 of the Receivables Purchase Agreement are true and correct.

         Section 2.11. Federal Income Tax Matters. The Certificateholders acknowledge that it is their intent and that they understand it is the intent of the Depositor and the Master Servicer that, for purposes of federal income, State and local income and franchise tax and any other income taxes, the Issuer shall be treated as either an entity that is disregarded as separate from the beneficial owner of the equity in the Issuer if there is only one such owner, or as a partnership (other than an association or publicly traded partnership) if there are two or more such owners, and income, gain or loss of the Issuer for such month as determined for federal, State and local income and franchise tax purposes shall be allocated among the Certificateholders as of the Record Date occurring within such month, in proportion to their ownership of the Certificate Percentage Interest on such date. The Depositor hereby agrees and each Certificateholder by acceptance of a Certificate agrees to such treatment and each agrees to take no action inconsistent with the foregoing characterization.

         The Depositor is authorized to modify the allocations in this Section if necessary or appropriate, in its sole discretion, for the allocations to reflect fairly the economic income, gain or loss to the Certificateholders or as otherwise required by the Code.

                                 ARTICLE THREE

                     CERTIFICATES AND TRANSFER OF INTERESTS

         Section 3.01. Initial Ownership. Upon the formation of the Issuer by the contribution by the Depositor as described in Section 2.05 and until the issuance of the Certificates, the Depositor shall be the sole beneficiary of the Issuer.

         Section 3.02. The Certificates. The Certificates shall be issued in one or more registered, definitive, physical certificates substantially in the form of Exhibit A. The Certificates may be in printed or typewritten form and shall be executed on behalf of the Issuer by manual or facsimile signature of an authorized officer of the Owner Trustee. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Issuer, shall be validly issued and entitled to the benefits of this Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of authentication and delivery of such Certificates.

         If Transfer of the Certificates is permitted pursuant to this Section and Section 3.04, a transferee of a Certificate shall become a Certificateholder, and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder upon such transferee's acceptance of a Certificate duly registered in such transferee's name pursuant to Section 3.04.

         Section 3.03. Authentication and Delivery of Certificates. Concurrently with the sale of the Receivables to the Issuer pursuant to the Sale and Servicing Agreement, the Owner Trustee shall cause the Certificates to be executed on behalf of the Issuer, authenticated and delivered to or upon the written order of the Depositor, signed by its president, any Vice President, any assistant vice president, its treasurer, any assistant treasurer, its secretary or any assistant secretary, without further limited liability company action by the Depositor. No Certificate shall entitle the respective Certificateholder to any benefit under this Agreement, or be valid for any purpose, unless there shall appear on such Certificate a certificate of authentication substantially in the form set forth in Exhibit A, executed by the Owner Trustee or its authenticating agent, by manual signature; and such authentication shall constitute conclusive evidence that such Certificate shall have been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication. Upon issuance, authentication and delivery pursuant to the terms hereof, the Certificates will be entitled to the benefits of this Agreement.

         Section 3.04. Registration, Transfer and Exchange of Certificates.

         (a) The Owner Trustee initially shall be the registrar (the "Certificate Registrar") for the purpose of registering Certificates and Transfers of Certificates as herein provided. The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.08, a register (the "Certificate Register") in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and the registration of Transfers of Certificates. Upon any resignation of any Certificate Registrar, the Owner Trustee shall, upon receipt of written instructions from the Depositor, promptly appoint a successor thereto.

         (b) The Certificates may not be acquired by or for the account of a Benefit Plan. Each Certificateholder, by its acceptance of a Certificate, shall be deemed to have represented and warranted that such Certificateholder is not
(i) a Benefit Plan and is not a Person acting on behalf of a Benefit Plan or a Person using the assets of a Benefit Plan to effect the transfer of such Certificate or (ii) an insurance company purchasing a Certificate with funds contained in an "insurance company general account" (as defined in Section V(e) of PTCE 95-60) that includes the assets of a Benefit Plan for purposes of the Plan Asset Regulation.

         Any Person who is not an Affiliate of the Seller and acquires more than 49.9% of the Certificates will be deemed to represent that it is not a party in interest (within the meaning of ERISA) or a disqualified person (within the meaning of Section 4975(e)(2) of the Code) with respect to any Benefit Plan, other than a Benefit Plan that it sponsors for the benefit of its employees, and that no Benefit Plan with respect to which it is a party in interest has or will acquire any interest in the Notes.

         To the extent permitted under applicable law (including ERISA), neither the Owner Trustee nor the Certificate Registrar shall be under any liability to any Person for any registration of Transfer of any Certificate that is in fact not permitted under applicable law (including ERISA) or for taking any other action with respect to such Certificate under the provisions of this Agreement so long as such Transfer was registered by the Owner Trustee or the Certificate Registrar in accordance with this Agreement.

         (c) Upon surrender by a Certificateholder for registration of Transfer of any Certificate at the office or agency of the Certificate Registrar to be maintained as provided in Section 3.08, and upon compliance with any provisions of this Agreement relating to such Transfer, the Owner Trustee shall execute on behalf of the Issuer and the Owner Trustee shall authenticate and deliver to the Certificateholder making such surrender, in the name of the designated transferee or transferees, one or more new Certificates in any authorized denomination evidencing the same aggregate interest in the Issuer. Each Certificate presented or surrendered for registration of Transfer shall be accompanied by a written instrument of transfer and accompanied by IRS Form W-8BEN, W-8ECI or W-9, as applicable, in form satisfactory to the Owner Trustee and the Certificate Registrar, duly executed by the Certificateholder or his attorney duly authorized in writing. Each Certificate presented or surrendered for registration of Transfer shall be canceled and subsequently disposed of by the Certificate Registrar in accordance with its customary practice. No service charge shall be made for any registration of Transfer of Certificates, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any Transfer of Certificates.

         (d) All Certificates surrendered for registration of Transfer, if surrendered to the Issuer or any agent of the Owner Trustee or the Issuer under this Agreement, shall be delivered to the Owner Trustee and promptly cancelled by it, or, if surrendered to the Owner Trustee, shall be promptly cancelled by it, and no Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Owner Trustee shall dispose of cancelled Certificates in accordance with its normal practice.

         Section 3.05. Mutilated, Destroyed, Lost or Stolen Certificates.

         (a) If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (ii) there is delivered to the Certificate Registrar and the Owner Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice that such Certificate has been acquired by a Protected Purchaser, the Owner Trustee on behalf of the Issuer shall execute and the Owner Trustee or its authenticating agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of a like tenor and Certificate Percentage Interest. If, after the delivery of such replacement Certificate or payment of a destroyed, lost or stolen Certificate, a Protected Purchaser of the original Certificate in lieu of which such replacement Certificate was issued presents for payment such original Certificate, the Issuer and the Owner Trustee shall be entitled to recover such replacement Certificate (or such payment) from the Person to whom such replacement Certificate was delivered or any Person taking such replacement Certificate from such Person to whom such replacement Certificate was delivered or any assignee of such Person, except a Protected Purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Owner Trustee in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of ownership in the Issuer, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

         (b) Upon the issuance of any replacement Certificate under this Section, the Issuer may require the payment by the Certificateholder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with such issuance and any other reasonable expenses (including the fees and expenses of the Owner Trustee) related thereto.

         (c) Every replacement Certificate issued pursuant to this Section in replacement of any mutilated, destroyed, lost or stolen Certificate shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Certificate shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Certificates duly issued hereunder.

         (d) The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Certificates.

         Section 3.06. Persons Deemed Certificateholders. Prior to due presentation of a Certificate for registration of Transfer, the Owner Trustee, the Certificate Registrar, any Paying Agent and any of their respective agents may treat the Person in whose name such Certificate is registered in the Certificate Register (as of the day of determination) as the Certificateholder of such Certificate for the purpose of receiving distributions pursuant to
Section 5.02 and for all other purposes whatsoever, and none of the Owner Trustee, the Certificate Registrar, any Paying Agent or any of their respective agents shall be bound by any notice to the contrary.

         Section 3.07. Access to List of Certificateholders' Names and Addresses. The Certificate Registrar shall furnish or cause to be furnished to the Master Servicer and the Depositor, or to the Indenture Trustee or the Owner Trustee, within 15 days after receipt by the Certificate Registrar of a written request therefor from the Master Servicer, the Depositor or the Indenture Trustee or the Owner Trustee, as the case may be, a list, in such form as the requesting party may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date. If three or more Certificateholders, or one or more Certificateholders evidencing not less than 25% of the aggregate Certificate Percentage Interest (hereinafter referred to as the "Applicants"), apply in writing to the Certificate Registrar, and such application states that the Applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and such application is accompanied by a copy of the communication that such Applicants propose to transmit (which shall be deemed to be a purpose reasonably related to the Applicants' interest in the Issuer), then the Certificate Registrar shall, within five Business Days after the receipt of such application, afford such Applicants access during normal business hours to the current list of Certificateholders. Each Certificateholder, by receiving and holding a Certificate, shall be deemed to have agreed not to hold any of the Depositor, the Certificate Registrar or the Owner Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

         Section 3.08. Maintenance of Office or Agency. The Certificate Registrar shall maintain an office or offices or agency or agencies where Certificates may be surrendered for registration of Transfer or exchange and where notices and demands to or upon the Certificate Registrar in respect of the Certificates and the Basic Documents may be served. The Certificate Registrar initially designates the Corporate Trust Office as its office for such purposes. The Certificate Registrar shall give prompt written notice to the Depositor, the Owner Trustee and the Certificateholders of any change in the location of the Certificate Registrar or any such office or agency.

         Section 3.09. Appointment of Paying Agent. The Paying Agent shall make distributions to Certificateholders from the Certificate Payment Account pursuant to Section 5.02(a) and shall report the amount of such distributions to the Owner Trustee. The Paying Agent shall have the revocable power to withdraw funds from the Certificate Payment Account for the purpose of making the distributions referred to above. The Owner Trustee may revoke such power and remove the Paying Agent if the Owner Trustee determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. The Paying Agent shall initially be the Indenture Trustee, and any co-paying agent chosen by the Paying Agent that is acceptable to the Owner Trustee and the Depositor. Each Paying Agent shall be permitted to resign as Paying Agent upon 30 days' prior written notice to the Owner Trustee. In the event that the Indenture Trustee shall no longer be the Paying Agent, the Owner Trustee, upon receipt of written instruction from the Depositor, shall appoint a successor to act as Paying Agent (which shall be a bank or trust company). The Owner Trustee shall cause such successor Paying Agent or any additional Paying Agent appointed by the Owner Trustee to execute and deliver to the Owner Trustee an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Owner Trustee that, as Paying Agent, such successor or additional Paying Agent will hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. The Paying Agent shall return all unclaimed funds to the Owner Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Owner Trustee. If at any time the Owner Trustee shall act as Paying Agent, the rights, privileges, protections and indemnities afforded to the Owner Trustee hereunder shall apply equally to the Owner Trustee in its role as Paying Agent. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

         Section 3.10. Certificates Nonassessable and Fully Paid. Certificateholders shall not be personally liable for obligations of the Issuer. The interests represented by the Certificates shall be nonassessable for any losses or expenses of the Issuer or for any reason whatsoever, and, upon the authentication thereof by the Owner Trustee pursuant to Section 3.03, 3.04 or 3.05, the Certificates are and shall be deemed fully paid.

                                  ARTICLE FOUR

                            ACTIONS BY OWNER TRUSTEE

         Section 4.01. Prior Notice to Certificateholders with Respect to Certain Matters. Subject to the provisions and limitations of Section 4.04, with respect to the following matters, the Owner Trustee shall not take action unless at least 30 days before the taking of such action, the Owner Trustee shall have notified the Certificateholders, the Swap Counterparty and the Rating Agencies, in writing of the proposed action and the Certificateholders evidencing not less than 51% of the aggregate Certificate Percentage Interest shall not have notified the Owner Trustee in writing prior to the 30th day after such notice is given that such Certificateholders have withheld consent or provided alternative direction:

                  (a) the initiation of any claim or lawsuit by the Issuer and the settlement of any action, proceeding, investigation, claim or lawsuit brought by or against the Issuer, in each case (except claims or lawsuits for collection by the Master Servicer of the Receivables brought by the Issuer);

                  (b) the election by the Issuer to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Statutory Trust Statute);

                  (c) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is required;

                  (d) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is not required and such amendment materially adversely affects the interests of the Certificateholders;

                  (e) the amendment of the Sale and Servicing Agreement or the Administration Agreement, except to cure any ambiguity or to amend or supplement any provision in a manner or to add any provision that would not materially adversely affect the interests of the Certificateholders;

                  (f) the amendment of the Swap Agreement (which amendment shall be made with the consent of the Swap Counterparty and the Noteholders; provided that the consent of the Noteholders shall not be required for any amendment to the Swap Agreement that (i) cures any ambiguity in or corrects any provision of the Swap Agreement and (ii) does not materially and adversely affect the interests of the Noteholders); or

                  (g) the appointment pursuant to the Indenture of a successor Note Registrar, Paying Agent or Indenture Trustee or pursuant to this Agreement of a successor Certificate Registrar, or the consent to the assignment by the Note Registrar, Paying Agent, Indenture Trustee or Certificate Registrar of its respective obligations under the Indenture or this Agreement, as applicable.

         Section 4.02. Action by Certificateholders with Respect to Certain Matters. The Owner Trustee may not, except upon the occurrence of a Servicer Termination Event, subsequent to the payment in full of the Notes and in accordance with the written direction of the Certificateholders evidencing not less than 51% of the aggregate Certificate Percentage Interest, (i) remove the Master Servicer pursuant to Article Seven of the Sale and Servicing Agreement, (ii) appoint a Successor Master Servicer pursuant to Article Seven of the Sale and Servicing Agreement, (iii) remove the Administrator pursuant to Section 1.09 of the Administration Agreement, (iv) appoint a successor Administrator pursuant to Section 1.09 of the Administration Agreement or (v) sell the Receivables after the termination of the Indenture, except as expressly provided in the Basic Documents.

         Section 4.03. Action by Certificateholders with Respect to Bankruptcy. The Owner Trustee shall not have the power to commence a voluntary proceeding in bankruptcy relating to the Issuer unless (i) the Notes have been paid in full and (ii) each Certificateholder approves of such commencement in writing in advance and delivers to the Owner Trustee a certificate certifying that such Person reasonably believes that the Issuer is insolvent.

         Section 4.04. Restrictions on Certificateholders' Power. The Certificateholders shall not direct the Owner Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Issuer or the Owner Trustee under this Agreement or any of the other Basic Documents or would be contrary to the purposes of the Issuer as set forth in Section 2.03, nor shall the Owner Trustee be obligated to follow any such direction, if given.

         Section 4.05. Majority Control. Except as expressly provided herein, any action that may be taken by the Certificateholders under this Agreement may be taken by the Certificateholders evidencing not less than 51% of the aggregate Certificate Percentage Interest. Except as expressly provided herein, any written notice of the Certificateholders delivered pursuant to this Agreement shall be effective if signed by Certificateholders evidencing not less than 51% of the aggregate Certificate Percentage Interest at the time of the delivery of such notice.

         Section 4.06. Certain Litigation Matters. The Owner Trustee shall provide prompt written notice to the Depositor, the Seller and the Master Servicer of any action, proceeding or investigation actually known to a Responsible Officer of the Owner Trustee that could reasonably be expected to adversely affect the Issuer or the Owner Trust Estate or their respective rights or obligations under any of the Basic Documents.

                                  ARTICLE FIVE

                   APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

         Section 5.01. Establishment of Certificate Payment Account. Pursuant to
Section 4.01 of the Sale and Servicing Agreement, the Master Servicer has agreed to establish, on or before the Closing Date, and maintain in the name of the Owner Trustee at an Eligible Institution (which shall initially be U.S. Bank National Association) a segregated account designated as the "Wachovia Auto Loan Owner Trust 2008-1 Certificate Payment Account" (the "Certificate Payment Account"). The Certificate Payment Account shall be held in trust for the benefit of the Certificateholders. Except as expressly provided in Section 3.09, the Certificate Payment Account shall be under the control of the Owner Trustee. All monies deposited from time to time in the Certificate Payment Account pursuant to the Sale and Servicing Agreement or the Indenture shall be applied as provided in this Agreement, the Sale and Servicing Agreement and the Indenture.

         Section 5.02. Application of Trust Funds.

         (a) On each Distribution Date, upon receipt from the Master Servicer of a distribution statement pursuant to Section 4.10(a) of the Sale and Servicing Agreement, the Owner Trustee shall (if at any time it is the Paying Agent) or shall direct the Paying Agent to distribute to the Certificateholders, in proportion to each Certificateholder's Certificate Percentage Interest, amounts deposited in the Certificate Payment Account on such Distribution Date pursuant to Section 4.09 of the Sale and Servicing Agreement and Section 2.08 of the Indenture.

         (b) On each Distribution Date, the Owner Trustee shall (if at any time it is the Paying Agent), or shall direct the Paying Agent to, send to each Certificateholder the statement or statements provided to the Owner Trustee by the Master Servicer pursuant to Section 4.10 of the Sale and Servicing Agreement with respect to such Distribution Date.

         (c) In the event that any withholding tax is imposed on the Issuer's payment (or allocations of income) to a Certificateholder, such tax shall reduce the amount otherwise distributable to such Certificateholder in accordance with this Section. The Owner Trustee and each Paying Agent are hereby authorized and directed to retain from amounts otherwise distributable to the Certificateholders sufficient funds for the payment of any such withholding tax that is legally owed by the Issuer (but such authorization shall not prevent the Owner Trustee or any Paying Agent from contesting any such tax in appropriate proceedings and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings, it being understood that neither the Owner Trustee nor any Paying Agent shall have any duty to contest such amounts). The amount of any withholding tax imposed with respect to a Certificateholder shall be treated as cash distributed to such Certificateholder at the time it is withheld by the Issuer and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non-U.S. Certificateholder), the Owner Trustee or any Paying Agent may, but shall not be obligated to, withhold such amounts in accordance with this Section. If a Certificateholder wishes to apply for a refund of any such withholding tax, the Owner Trustee and each Paying Agent shall reasonably cooperate with such Certificateholder in making such claim so long as such

Certificateholder agrees to reimburse the Owner Trustee and each Paying Agent for any out-of-pocket expenses incurred, as applicable.

         Section 5.03. Method of Payment. Subject to Section 9.01(c), distributions required to be made to Certificateholders on any Distribution Date shall be made to each Certificateholder of record on the related Record Date by wire transfer, in immediately available funds, to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided to the Certificate Registrar and the Paying Agent appropriate written instructions at least five Business Days prior to such Distribution Date and such Certificateholder is the Seller or an Affiliate thereof or, if not, by check mailed to such Certificateholder at the address of such Certificateholder appearing in the Certificate Register. Notwithstanding the foregoing, the final distribution in respect of any Certificate (whether on the Final Scheduled Distribution Date or otherwise) will be payable only upon presentation and surrender of such Certificate at the office or agency maintained for that purpose by the Certificate Registrar pursuant to Section 3.08.

         Section 5.04. No Segregation of Monies; No Interest. Subject to Sections 5.01 and 5.02, monies received by the Owner Trustee hereunder (other than any monies constituting Excluded Property) need not be segregated in any manner except to the extent required by law, the Indenture, the Sale and Servicing Agreement or the Swap Agreement and may be deposited under such general conditions as may be prescribed by law, and the Owner Trustee shall not be liable for any interest thereon.

         Section 5.05. Accounting and Reports to Noteholders, Certificateholders, the IRS and Others. The Owner Trustee shall, upon receipt of and based on information provided by the Seller or the Master Servicer, (i) maintain (or cause to be maintained) the books of the Issuer on the basis of a fiscal year ending December 31 and, based on the accrual method of accounting,
(ii) deliver to each Certificateholder, as may be required by the Code and applicable Treasury Regulations, such information as may be required (including Schedule K-1) to enable such Certificateholder to prepare its federal and State income tax returns, (iii) file such tax returns relating to the Issuer (including a partnership information return, IRS Form 1065, if required) and make such elections as may from time to time be required or appropriate under any applicable State or federal statute or rule or regulation thereunder so as to maintain the Issuer's characterization as a partnership, if so characterized, for federal income tax purposes, (iv) cause such tax returns to be signed in the manner required by law and (v) collect or cause to be collected any withholding tax as described in and in accordance with Section 5.02(c) with respect to income or distributions to Certificateholders. The Owner Trustee, on behalf of the Issuer, shall elect under Section 1278 of the Code to include in income currently any market discount that accrues with respect to the Receivables. The Owner Trustee, on behalf of the Issuer, shall not make the election provided under Section 754 of the Code.

         The Owner Trustee may satisfy its obligations with respect to this Section and Section 5.02(c) by retaining, at the expense of the Seller, Accountants selected by the Seller. The Owner Trustee may require the Accountants to provide to the Owner Trustee, on or before December 31, 2008, a letter in form and substance satisfactory to the Owner Trustee as to whether any federal tax withholding on Certificates is then required and, if required, the procedures to be followed with respect thereto to comply with the requirements of the Code.

The Accountants shall be required to update such letter in each instance that any additional tax withholding is subsequently required or any previously required tax withholding shall no longer be required. The Owner Trustee shall be deemed to have discharged its obligations pursuant to this Section and Section 5.02(c) upon its retention of the Accountants, and the Owner Trustee shall not have any liability with respect to the default, negligence or misconduct of the Accountants. The Owner Trustee shall be entitled to rely on and shall be fully protected in so relying, upon the letter, referred to in this paragraph, from the Accountants and shall have no duty or obligation to verify the accuracy of the contents of such letter.

         Section 5.06. Signature on Returns; Tax Matters Partner.

         (a) The Owner Trustee shall sign, on behalf of the Issuer, the tax returns of the Issuer upon receipt of such completed tax returns.

         (b) In the event that the Issuer is required to be treated as a partnership for federal income tax purposes, WDS Receivables, or the Holder of the greatest Certificate Percentage Interest, in the event that WDS Receivables no longer owns any Certificates, shall be designated the "tax matters partner" of the Issuer pursuant to Section 6231(a)(7)(A) of the Code and applicable Treasury Regulations.

                                  ARTICLE SIX

                      AUTHORITY AND DUTIES OF OWNER TRUSTEE

         Section 6.01. General Authority. Subject to the provisions and limitations of Section 2.03, the Owner Trustee is authorized and directed to execute and deliver each Basic Document to which the Issuer is to be a party and each certificate or other document attached as an exhibit to or contemplated by any Basic Document to which the Issuer is to be a party, in each case in such form as the Depositor shall approve and provide to the Owner Trustee for execution, as evidenced conclusively by the Owner Trustee's execution thereof and the Depositor's execution of this Agreement, and to direct the Indenture Trustee to authenticate and deliver Notes in the aggregate principal amount of $598,802,000 (comprised of $107,000,000 aggregate principal amount of 3.9433% Class A-1 Asset Backed Notes, $30,000,000 aggregate principal amount of 4.04% Class A-2a Asset Backed Notes, $174,000,000 aggregate principal amount of LIBOR plus 0.85% Class A-2b Asset Backed Notes, $129,000,000 aggregate principal amount of 4.27% Class A-3 Asset Backed Notes, $60,000,000 aggregate principal amount of 4.59% Class A-4 Asset Backed Notes, $22,455,000 aggregate principal amount of 5.12% Class B Asset Backed Notes, $26,946,000 aggregate principal amount of 5.89% Class C Asset Backed Notes, $34,431,000 aggregate principal amount of 7.60% Class D Asset Backed Notes, and $14,970,000 aggregate principal amount of 9.05% Class E Asset Backed Notes). In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions required of the Issuer pursuant to the Basic Documents. Subject to Section 2.03, the Owner Trustee is further authorized from time to time to take such action on behalf of the Issuer as is permitted by the Basic Documents and which the Certificateholders, the Master Servicer or the Administrator recommends in writing with respect to the Basic Documents, except to the extent that this Agreement expressly requires the consent of the Certificateholders for such action.

         Section 6.02. General Duties.

         (a) Subject to the provisions and limitations of Section 2.03, it shall be the duty of the Owner Trustee to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and each other Basic Document to which it is a party and to administer the Issuer for the benefit of the Certificateholders, subject to and in accordance with the Basic Documents. Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged (or caused to be discharged) its duties and responsibilities hereunder and under the other Basic Documents to the extent the Administrator has agreed in the Administration Agreement to perform any act or to discharge any duty of the Owner Trustee or the Issuer hereunder or under any other Basic Document, and the Owner Trustee shall not be held liable for the default, negligence or failure of the Administrator to carry out its obligations under the Administration Agreement. The Owner Trustee shall have no duty or obligation to oversee the Administrator in the exercise of its duties or obligations under the Administration Agreement.

         (b) The Owner Trustee shall cooperate with the Administrator in carrying out the Administrator's obligation to qualify and preserve the Issuer's qualification to do business in each jurisdiction, if any, in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, the Receivables and any other instrument and agreement included in the Owner Trust Estate; provided that the Owner Trustee may rely on advice of counsel with respect to such obligation.

         Section 6.03. Action Upon Instruction.

         (a) Subject to Article Four, and in accordance with the terms of the Basic Documents, the Certificateholders may, by written instruction, direct the Owner Trustee in the management of the Issuer.

         (b) The Owner Trustee shall not be required to take any action under this Agreement or any other Basic Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms of this Agreement or any other Basic Document or is otherwise contrary to law.

         (c) Subject to Article Four, whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or any other Basic Document, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders of record as of the preceding Record Date, requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction of the Certificateholders received, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate written instruction within ten days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the other Basic Documents, as it shall deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

         (d) Subject to Article Four, in the event the Owner Trustee is unsure as to the application of any provision of this Agreement or any other Basic Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders of record as of the preceding Record Date, requesting instruction and, to the extent that the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received, the Owner Trustee shall not be liable, on account of such action or inaction, to any Person. If the Owner Trustee shall not have received appropriate written instruction within ten days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Agreement or the other Basic Documents, as it shall deem to be in the best interests of the Certificateholders and shall have no liability to any Person for such action or inaction.

         Section 6.04. No Duties Except as Specified in this Agreement or in Instructions. The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Owner Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee or the Issuer is a party, except as expressly provided by the terms of this Agreement or in any document or written instruction received by the Owner Trustee pursuant to Section 6.03; and no implied duties or obligations shall be read into this Agreement or any other Basic Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or Lien granted to it hereunder or to prepare or file any Commission filing for the Issuer or to record this Agreement or any other Basic Document. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any Liens (other than the Lien of the Indenture) on any part of the Owner Trust Estate that result from actions by, or claims against, the Owner Trustee in its individual capacity that are not related to the ownership or the administration of the Owner Trust Estate.

         Section 6.05. No Action Except Under Specified Documents or Instructions. The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Owner Trust Estate except in accordance with (i) the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) the other Basic Documents to which the Issuer is a party and (iii) any document or written instruction delivered to the Owner Trustee pursuant to Section 6.03.

         Section 6.06. Restrictions. The Owner Trustee shall not take any action that (i) is inconsistent with the purposes of the Issuer set forth in Section
2.03 or (ii) to the actual knowledge of a Responsible Officer of the Owner Trustee, would (a) affect the treatment of the Notes as indebtedness for federal income or State income or franchise tax purposes, (b) be deemed to cause a taxable exchange of the Notes for federal income or State income or franchise tax purposes or (c) cause the Issuer or any portion thereof to be taxable as an association or publicly traded partnership taxable as a corporation for federal income or State income or franchise tax purposes. The Certificateholders, the Administrator and the Master Servicer shall not direct the Owner Trustee to take action that would violate the provisions of this Section.

                                  ARTICLE SEVEN

                                THE OWNER TRUSTEE

         Section 7.01. Acceptance of Duties. The Owner Trustee accepts the trust hereby continued and agrees to perform its duties hereunder, but only upon the terms of this Agreement. The Owner Trustee also agrees to disburse all monies actually received by it in accordance with the Basic Documents and constituting part of the Owner Trust Estate upon the terms of this Agreement. The Owner Trustee shall not be answerable or accountable hereunder or under any other Basic Document under any circumstances, except (i) for its own willful misconduct, bad faith or negligence or (ii) in the case of the inaccuracy of any representation or warranty contained in Section 7.03 expressly made by the Owner Trustee, in its individual capacity. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

                  (a) the Owner Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Owner Trustee unless it is proved that the Owner Trustee was negligent in ascertaining the pertinent facts;

                  (b) the Owner Trustee shall not be liable with respect to any action taken or omitted to be taken in good faith by it in accordance with the provisions of this Agreement at the instructions of the Administrator, the Depositor, the Indenture Trustee, the Master Servicer or the Certificateholders;

                  (c) no provision of this Agreement or any other Basic Document shall require the Owner Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers hereunder or under any other Basic Document if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

                  (d) under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any Basic Document, including the principal of and interest on the Notes or payments to the Certificateholders;

                  (e) the Owner Trustee shall not be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Depositor or for the form, character, genuineness, sufficiency, value or validity of any of the Owner Trust Estate, or for or in respect of the validity or sufficiency of the Basic Documents, other than the signature and the certificate of authentication of the Owner Trustee on the Certificates, and the Owner Trustee shall in no event assume or incur any liability, duty or obligation to any Noteholder or Certificateholder, other than as expressly provided for in the Basic Documents;

                  (f) the Owner Trustee shall not be liable for the default, negligence or misconduct of the Administrator, the Depositor, any Certificateholder, the Indenture Trustee, the Master Servicer or the Seller under any Basic Document or otherwise, and the Owner Trustee shall have no obligation or liability to perform the obligations of the Issuer under this Agreement or the other Basic Documents that are required to be performed by the Administrator under the Administration Agreement, the Indenture Trustee under the Indenture or the Seller, the Master Servicer or the Depositor under the Sale and Servicing Agreement;

                  (g) the Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any other Basic Document, at the request, order or direction of any of the Certificateholders, unless such Certificateholders have offered to the Owner Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby, the right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or in any other Basic Document shall not be construed as a duty, and the Owner Trustee shall not be answerable other than for its negligence, bad faith or willful misconduct in the performance of any such act;

                  (h) the right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or any other Basic Document shall not be construed as a duty, and the Owner Trustee shall not be answerable other than for its willful misconduct, bad faith or negligence in the performance of any such act;

                  (i) the Owner Trustee shall have no responsibility for the accuracy of any information provided to Certificateholders or any other individual or entity that has been obtained from, or provided to the Owner Trustee by, any other Person;

                  (j) in the absence of negligence or bad faith on its part, the Owner Trustee may conclusively rely upon certificates or Opinions of Counsel furnished to the Owner Trustee and conforming to the requirements of this Agreement in determining the truthfulness of the statements and the correctness of the opinions contained therein; provided, however, that the Owner Trustee shall have examined such certificates or Opinions of Counsel so as to determine compliance of the same with the requirements of this Agreement; and

                  (k) the Owner Trustee shall incur no liability if, by reason of any provision of any present or future law or regulation thereunder, or by any force majeure event, including natural disaster, war or other circumstances beyond its reasonable control, the Owner Trustee shall be prevented from doing or performing any act or thing which the terms of this Agreement provide shall or may be done or performed, or by reason of any exercise of, or failure to exercise, any directions provided for herein.

         Section 7.02. Furnishing of Documents. The Owner Trustee shall furnish to the Certificateholders, promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Basic Documents.

         Section 7.03. Representations and Warranties. The Owner Trustee, in its individual capacity, hereby represents and warrants to the Depositor for the benefit of the Certificateholders, that:

                  (a) it is a Delaware banking corporation duly organized and validly existing in good standing under the laws of the State of Delaware and meets the eligibility criteria set forth in Section 10.01;

                  (b) it has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement;

                  (c) it has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf; and

                  (d) neither the execution nor the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby, nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, constitute any default under its charter documents or bylaws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound or result in the creation or imposition of any lien, charge or encumbrance on the Owner Trust Estate pursuant to the provisions of any mortgage, indenture, contract, agreement or undertaking to which it is a party (other than the Basic Documents), which lien, charge or encumbrance could reasonably be expected to have a materially adverse effect on the Owner Trustee's performance or ability to perform its duties as trustee under this Agreement or on the transactions contemplated in this Agreement.

         Section 7.04. Reliance; Advice of Counsel.

         (a) The Owner Trustee may rely upon, shall be protected in relying upon and shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties and need not investigate any fact or matter in any such document as long as the Owner Trustee has otherwise satisfied its obligations under this Agreement (nothing in this sentence shall be construed to relieve the Owner Trustee of any obligation it may have in this Agreement, including the obligations set forth in Section 7.01). The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any Vice President or by the treasurer or other authorized officers of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

         (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the other Basic Documents, the Owner Trustee may (i) act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee with reasonable care and (ii) consult with counsel, accountants and other skilled Persons to be selected with reasonable care and employed by it. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other such Persons and not contrary to this Agreement or any other Basic Document.

         Section 7.05. Not Acting in Individual Capacity. Except as otherwise provided in this Article, in accepting the trusts hereby created, Wilmington Trust Company acts solely as Owner Trustee hereunder and not in its individual capacity, and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any other Basic Document shall look only to the Owner Trust Estate for payment or satisfaction thereof.

         Section 7.06. Owner Trustee Not Liable for Certificates or Receivables. The recitals contained herein and in the Certificates (other than the signature and the certificate of authentication of the Owner Trustee on the Certificates) shall be taken as the statements of the Depositor, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, any other Basic Document, the Certificates (other than the signature and the certificate of authentication of the Owner Trustee on the Certificates and the representations and warranties in Section 7.03) or the Notes, or of any Receivable or related documents. The Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Receivable, or the perfection and priority of any security interest created by any Receivable in any Financed Vehicle or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Owner Trust Estate or its ability to generate the payments to be distributed to the Certificateholders under this Agreement or to the Noteholders under the Indenture, including the existence, condition and ownership of any Financed Vehicle; the existence and enforceability of any insurance thereon; the existence and contents of any Receivable on any computer or other record thereof; the validity of the assignment of any Receivable to the Issuer or of any intervening assignment; the completeness of any Receivable; the performance or enforcement of any Receivable; the compliance by the Depositor, the Seller or the Master Servicer with any warranty or representation made under any Basic Document or in any related document, or the accuracy of any such warranty or representation, or any action of the Administrator, the Indenture Trustee or the Master Servicer taken in the name of the Owner Trustee.

         Section 7.07. Owner Trustee May Own Certificates and Notes. The Owner Trustee in its individual or any other capacity may become a Certificateholder or Noteholder or pledgee of Certificates or Notes and may deal with the Depositor, the Administrator, the Indenture Trustee, the Seller and the Master Servicer in banking transactions with the same rights as it would have if it were not Owner Trustee.

         Section 7.08. Paying Agent; Authenticating Agent. The rights and protections afforded to the Owner Trustee pursuant to this Article and Sections 8.02, 10.02 and 10.03 shall also be afforded to each Paying Agent, any authenticating agent and the Certificate Registrar.

                                  ARTICLE EIGHT

                COMPENSATION AND INDEMNIFICATION OF OWNER TRUSTEE

         Section 8.01. Owner Trustee's Fees and Expenses. The Owner Trustee shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof between the Master Servicer and the Owner Trustee, and upon the formation of the Issuer, the Owner Trustee shall be entitled to be reimbursed, except as otherwise provided in the Basic Documents, by the Master Servicer for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder.

         Section 8.02. Indemnification. Wachovia Bank shall be liable as prime obligor for, and shall indemnify the Indemnified Parties from and against, any and all Expenses, which may at any time be imposed on, incurred by, or asserted against the Owner Trustee or any other Indemnified Party in any way relating to or arising out of this Agreement, the other Basic Documents, the Owner Trust Estate, the administration of the Owner Trust Estate or the action or inaction of the Owner Trustee hereunder; provided, however, that Wachovia Bank shall not be liable for or required to indemnify an Indemnified Party from and against Expenses arising or resulting from any of the matters described in the third sentence of Section 7.01. In no event will Wachovia Bank or the Owner Trustee be entitled to make any claim upon the Owner Trust Estate for the payment or reimbursement of any Expenses. The indemnities contained in this Section shall survive the resignation or termination of the Owner Trustee or the termination of this Agreement. In the event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section, the Owner Trustee's choice of legal counsel shall be subject to the approval of Wachovia Bank, which approval shall not be unreasonably withheld.

         Section 8.03. Payments to the Owner Trustee. Any amounts paid to the Owner Trustee pursuant to this Article shall be deemed not to be a part of the Owner Trust Estate immediately after such payment.

                                  ARTICLE NINE

                         TERMINATION OF TRUST AGREEMENT

         Section 9.01. Termination of Trust Agreement.

         (a) This Agreement (other than the provisions of Article Eight) shall terminate and be of no further force or effect and the Issuer shall dissolve upon the earlier of (i) the payment to the Master Servicer, the Paying Agent, the Owner Trustee, the Indenture Trustee, the Swap Counterparty, the Noteholders and the Certificateholders of all amounts required to be paid to them pursuant to the terms of the Indenture, the Sale and Servicing Agreement, the Swap Agreement and Article Five, (ii) the Distribution Date next succeeding the month which is one year after the maturity or other liquidation of the last Receivable and the disposition of any amounts received upon liquidation of any property remaining in the Issuer or (iii) upon the purchase of the Receivables by the Seller in connection with an Optional Purchase and retirement of the Notes and Certificates. The bankruptcy, liquidation, dissolution, death or incapacity of any Certificateholder shall not (A) operate to terminate this Agreement or the Issuer, (B) entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Issuer or the Owner Trust Estate or (C) otherwise affect the rights, obligations and liabilities of the parties hereto.

         (b) Except as provided in Section 9.01(a), neither the Depositor nor any Certificateholder shall be entitled to revoke or terminate the Issuer.

         (c) Notice of any termination of the Issuer, specifying the Distribution Date upon which Certificateholders shall surrender their Certificates to the Paying Agent for payment of the final distribution and cancellation, shall be given by the Owner Trustee by letter to Certificateholders mailed within five Business Days of receipt of notice of such termination from the Master Servicer, stating (i) the Distribution Date upon or with respect to which final payment of the Certificates shall be made upon presentation and surrender of the Certificates at the office of the Paying Agent therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable and that payments are being made only upon presentation and surrender of the Certificates at the office of the Paying Agent therein specified. The Owner Trustee shall give such notice to the Certificate Registrar (if other than the Owner Trustee), the Paying Agent and the Swap Counterparty at the time such notice is given to Certificateholders. Upon presentation and surrender of the Certificates, the Paying Agent shall cause to be distributed to Certificateholders, subject to Section 3808 of the Statutory Trust Statute, amounts distributable on such Distribution Date pursuant to Section 5.02.

         (d) In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Owner Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Owner Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. Subject to applicable escheat laws, any funds remaining in the Issuer after exhaustion of such remedies shall be distributed by the Owner Trustee to the Seller, as Certificateholder.

         (e) Upon the winding up of the Issuer, in accordance with Section 3808 of the Statutory Trust Statute, and its termination, the Owner Trustee, acting pursuant to the written instructions of the Depositor, which instructions shall certify that the winding up of the Issuer has been duly completed in accordance with this Article, shall cause the Certificate of Trust to be cancelled by filing a certificate of cancellation with the Secretary of State in accordance with Section 3810(d) of the Statutory Trust Statute.

                                  ARTICLE TEN

                     SUCCESSOR AND ADDITIONAL OWNER TRUSTEES

Section 10.01. Eligibility Requirements for Owner Trustee. The Owner Trustee shall at all times (i) be authorized to exercise corporate trust powers, (ii) have a combined capital and surplus of at least $50,000,000 and be subject to supervision or examination by federal or State authorities and (iii) have (or have a parent that has) a long-term debt rating of investment grade by each of the Rating Agencies or otherwise be acceptable to each of the Rating Agencies. If such entity shall publish reports of condition at least annually pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation or banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 10.02.

         Section 10.02. Resignation or Removal of Owner Trustee.

         (a) The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Administrator and the Depositor, and will provide to the Depositor in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under the Exchange Act with respect to the resignation of the Owner Trustee. Upon receiving such notice of resignation, the Administrator shall promptly appoint a successor Owner Trustee acceptable to the Depositor by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee. If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

         (b) If at any time the Owner Trustee shall: (i) cease to be eligible in accordance with Section 10.01 and shall fail to resign after written request therefor by the Administrator, or if at any time the Owner Trustee shall be legally unable to act; (ii) be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation; (iii) fail to comply with any of its obligations under Section 10.02, Section 10.04 or Section
11.03 of this Agreement, during the period that the Depositor is required to file Exchange Act Reports with respect to the Issuer and such failure is not remedied within the lesser of ten calendar days and the period of time in which the related Exchange Act Report is required to be filed (without taking into account any extensions) or (iv) otherwise become incapable of acting, then the Administrator or the Depositor may remove the Owner Trustee. If the Administrator or Depositor shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Administrator shall promptly appoint a successor Owner Trustee acceptable to the Depositor by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee, and shall pay all fees and expenses owed to the outgoing Owner Trustee.

         Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 10.03 and payment of all fees and expenses owed to the outgoing Owner Trustee. The Administrator shall provide notice of such resignation or removal of the Owner Trustee to each Rating Agency that has provided ratings of the Notes, the Depositor, the Certificateholders, the Swap Counterparty and the Indenture Trustee.

         Section 10.03. Successor Owner Trustee. Any successor Owner Trustee appointed pursuant to Section 10.02 shall execute, acknowledge and deliver to the Administrator and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement and deliver to the Depositor in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under the Exchange Act with respect to the successor Owner Trustee, and thereupon, subject to the payment of all fees and expenses owed to the predecessor Owner Trustee, the resignation or removal of the predecessor Owner Trustee shall become effective, and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement and the Administrator and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.

         No successor Owner Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 10.01.

         Any successor Owner Trustee appointed pursuant to this Section shall file an amendment to the Certificate of Trust with the Secretary of State reflecting the name and principal place of business of such successor in the State of Delaware.

         Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section, the Administrator shall mail notice thereof to all Certificateholders, the Indenture Trustee, the Noteholders, the Swap Counterparty and each Rating Agency that has provided ratings of the Notes. If the Administrator shall fail to mail such notice within ten days after acceptance of such appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Administrator.

         Section 10.04. Merger or Consolidation of Owner Trustee.

         (a) If the Owner Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another entity, the resulting, surviving or transferee corporation or banking association without any further act, except the filing of an amendment to the Certificate of Trust, if required under the Statutory Trust Statute, shall be the successor Owner Trustee; provided, however, that such corporation or banking association must be otherwise qualified and eligible under Section 10.01. The Owner Trustee shall (i) provide the Rating Agencies that have provided ratings of the Notes with written notice as soon as practicable after a public announcement is made regarding any such transaction, (ii) file an amendment to the Certificate of Trust as required by
Section 9.03 (if required under the Statutory Trust Statute) and (iii) provide the Depositor in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under the Exchange Act with respect to the successor Owner Trustee.

         (b) If any of the Certificates shall have been authenticated but not delivered at the time such successor or successors by consolidation, merger or conversion to the Owner Trustee shall succeed to the trusts created by this Agreement, any such successor to the Owner Trustee may adopt the certificate of authentication of any predecessor trustee and deliver such Certificates so authenticated. If any of the Certificates shall not have been authenticated upon such succession, any such successor to the Owner Trustee may authenticate such Certificates either in the name of any predecessor trustee or in the name of the successor to the Owner Trustee. In all such cases such certificates shall have the full force which the Certificates or this Agreement provide that the certificate of the Owner Trustee shall have.

         Section 10.05. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provision of this Agreement, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Owner Trust Estate or any Financed Vehicle may at the time be located, the Administrator and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Administrator and Owner Trustee to act as co-trustee, jointly with the Owner Trustee, or as separate trustee or separate trustees, of all or any part of the Owner Trust Estate, and to vest in such Person, in such capacity and for the benefit of the Certificateholders, such title to the Owner Trust Estate or any part thereof and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Administrator and the Owner Trustee may consider necessary or desirable. If the Administrator shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, the Owner Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor Owner Trustee pursuant to Section 10.01, except that such co-trustee or successor trustee shall have the Required Rating or otherwise be acceptable to each Rating Agency, and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 10.03.

         Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (a) all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred or imposed upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner

         Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Owner Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

                  (b) no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

                  (c) the Administrator and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

         Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Administrator.

         Any separate trustee or co-trustee may at any time appoint the Owner Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor co-trustee or separate trustee.

                                 ARTICLE ELEVEN

                                  REGULATION AB

         Section 11.01. Intent of the Parties; Reasonableness. The Depositor and the Owner Trustee acknowledge and agree that the purpose of this Article Eleven is to facilitate compliance by the Depositor with the provisions of Regulation AB and related rules and regulations of the Commission. The Depositor shall not exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than the Depositor's compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act). The Owner Trustee agrees to cooperate in good faith with any reasonable request by the Depositor for information regarding the Owner Trustee which is required in order to enable the Depositor to comply with the provisions of Regulation AB, including Items 1109(a), 1109(b), 1117 and 1119 of Regulation AB as it relates to the Owner Trustee or to the Owner Trustee's obligations under this Agreement.

         Section 11.02. Representations and Warranties. The Owner Trustee represents that:

         (i) there are no affiliations, relating to the Owner Trustee with respect to any Item 1119 Party;

         (ii) there are no relationships or transactions with respect to any
Item 1119 Party and the Owner Trustee that are outside the ordinary course of business or on terms other than would be obtained in an arm's-length transaction with an unrelated third party, apart from the transactions contemplated under the Basic Documents, and that are material to the investors' understanding of the Notes; and

         (iii) there are no legal proceedings pending, or known to be contemplated by governmental authorities, against the Owner Trustee, or of which the property of the Owner Trustee is subject, that is material to the Noteholders.

         Section 11.03. Information to Be Provided by the Owner Trustee.

         (a) For so long as the Depositor is required to report under Regulation AB, the Owner Trustee shall, as promptly as practicable, notify the Depositor, in writing, of: (i) the commencement of, a material development in or, if applicable, the termination of, any and all legal proceedings against the Owner Trustee or any and all proceedings of which any property of the Owner Trustee is the subject, that is material to the noteholders; and (ii) any such proceedings known to be contemplated by governmental authorities. The Owner Trustee shall also notify the Depositor, in writing, as promptly as practicable following notice to or discovery by a Responsible Officer of the Owner Trustee of any material changes to proceedings described in the preceding sentence. In addition, the Owner Trustee will furnish to the Depositor, in writing, the necessary disclosure regarding the Owner Trustee describing such proceedings required to be disclosed under Item 1117 of Regulation AB, for inclusion in reports filed by or on behalf of the Depositor pursuant to the Exchange Act.

         (b) For so long as the Depositor is required to report under Regulation AB, the Owner Trustee shall (i) on or before the fifth Business Day of each January, April, July and October, provide to the Depositor such information regarding the Owner Trustee as is required for the purpose of compliance with Items 1109(a), 1109(b) and 1119 of Regulation AB; provided, however, the Owner Trustee shall not be required to provide such information in the event that there has been no change to the information previously provided by the Owner Trustee to the Depositor; and (ii) as promptly as practicable following notice to or discovery by a Responsible Officer of the Owner Trustee of any changes to such information, provide to the Depositor, in writing, such updated information. Such information shall include, at a minimum:

                           (A) the Owner Trustee's name and form of
                  organization;

                           (B) a description of the extent to which the Owner
                  Trustee has had prior experience serving as a trustee for asset-backed securities transactions involving auto finance receivables;

                           (C) a description of any affiliation between the
                  Owner Trustee and any of the following parties to a Securitization Transaction, as such parties are identified to the Owner Trustee by the Depositor in writing in advance of such Securitization Transaction:

                                    (1) the sponsor;

                                    (2) any depositor;

                                    (3) the issuing entity;

                                    (4) any master servicer or subservicer;

                                    (5) any other trustee;

                                    (6) any originator;

                                    (7) any significant obligor;

                                    (8) any enhancement or support provider; and

                                    (9) any other material party related to any
                           Securitization Transaction.

         In addition, the Owner Trustee shall provide a description of whether there is, and if so the general character of, any business relationship, agreement, arrangement, transaction or understanding between the Owner Trustee and any above-listed party that is entered into outside the ordinary course of business or is on terms other than would be obtained in an arm's-length transaction with an unrelated third party, apart from the Securitization Transactions, that currently exists or that existed during the past two years and that is material to an investor's understanding of the Notes.

                                 ARTICLE TWELVE

                                  MISCELLANEOUS

         Section 12.01. Supplements and Amendments.

         (a) This Agreement may be amended from time to time by the Depositor and the Owner Trustee with prior written notice to the Rating Agencies and to the Swap Counterparty, without the consent of any of the Noteholders or the Certificateholders, (i) to cure any ambiguity, to correct or supplement any provision herein that may be inconsistent with any other provision herein or in any offering document used in connection with the initial offer and sale of the Notes or the Certificates and (ii) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement which will not be inconsistent with other provisions of this Agreement; provided, however, that no such amendment (i) may materially adversely affect the interests of any Noteholder or Certificateholder and (ii) will be permitted unless an Opinion of Counsel is delivered to the Owner Trustee to the effect that such amendment will not cause the Issuer to be characterized for federal income tax purposes as an association or publicly-traded partnership taxable as a corporation or otherwise have any material adverse impact on the federal income taxation of any Notes Outstanding or outstanding Certificates.

         (b) This Agreement may be amended from time to time by the Depositor and the Owner Trustee with prior written notice to the Rating Agencies and with the consent of the Noteholders of Notes evidencing not less than 51% of the Note Balance or, if the Notes have been paid in full, the Certificateholders evidencing not less than 51% of the aggregate Certificate Percentage Interest, for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Agreement or modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment will be permitted unless an Opinion of Counsel is delivered to the Owner Trustee to the effect that such amendment will not cause the Issuer to be characterized for federal income tax purposes as an association or a publicly traded partnership taxable as a corporation or otherwise have any material adverse impact on the federal income taxation of any Notes Outstanding or outstanding Certificates; and, provided further, that no such amendment may:

                  (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, or change the allocation or priority of, collections of payments on or in respect of the Receivables or distributions that are required to be made for the benefit of the Noteholders or the Certificateholders without the consent of all Noteholders and Certificateholders adversely affected by such amendment;

                  (ii) reduce the percentage of the Note Balance or the percentage of the aggregate Certificate Percentage Interest the consent of the Noteholders or Certificateholders, as applicable, of which is required for any amendment to this Agreement without the consent of all the Noteholders and Certificateholders adversely affected by the amendment; or

                  (iii) adversely affect the rating assigned by any Rating Agency that has provided ratings of the Notes, to any Class of Notes without the consent of the Noteholders evidencing not less than 66?% of the Note Balance of such Class of Notes.

         (c) An amendment to this Agreement shall be deemed not to materially adversely affect the interests of any Noteholder or Certificateholder if (i) the Person requesting such amendment obtains and delivers to the Owner Trustee an Opinion of Counsel to that effect or (ii) the Rating Agency Condition is satisfied.

         (d) Prior to the execution of any such amendment or consent, the Owner Trustee shall deliver a copy of such proposed amendment or consent to the Swap Counterparty. Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder and the Depositor shall furnish
(i) written notice of the substance of such amendment or consent to the Indenture Trustee and the Rating Agencies and (ii) a copy of such amendment or consent to the Swap Counterparty.

         (e) It shall not be necessary for the consent of the Certificateholders, the Noteholders, the Swap Counterparty or the Indenture Trustee pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Certificateholders provided for in this Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

         (f) Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall file such amendment or cause such amendment to be filed with the Secretary of State.

         (g) The Owner Trustee may, but shall not be obligated to, enter into any such amendment that affects the Owner Trustee's own rights, duties, liabilities or immunities under this Agreement or otherwise.

         (h) Prior to the execution of any amendment to this Agreement or any amendment to any other agreement to which the Issuer is a party, the Owner Trustee shall be entitled to receive and shall be fully protected in relying upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent in this Agreement to the execution and delivery of such amendment have been satisfied.

         Section 12.02. No Legal Title to Owner Trust Estate in Certificateholders. The Certificateholders shall not have legal title to any part of the Owner Trust Estate. The Certificateholders shall be entitled to receive distributions with respect to their undivided beneficial interest therein only in accordance with Articles Five and Nine. No transfer, by operation of law or otherwise, of any right, title or interest of the Certificateholders to and in their beneficial interest in the Owner Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Owner Trust Estate.

         Section 12.03. Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the Owner Trustee, the Indemnified Parties, the Depositor, the Certificateholders, the Administrator, the Master Servicer and, to the extent expressly provided herein, the Indenture Trustee, the Swap Counterparty and the Noteholders, and nothing in this Agreement or in the Certificates, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

         Section 12.04. Notices. All demands, notices and other communications under this Agreement shall be in writing, personally delivered, sent by telecopier, overnight courier or mailed by certified mail, return receipt requested, or where electronic delivery is applicable and requested, shall be delivered by electronic delivery, and shall be deemed to have been duly given upon receipt in the case of (i) the Owner Trustee, at the Corporate Trust Office, (ii) the Depositor, at 444 East Warm Springs Road, Suite 118, Las Vegas, Nevada 89119, (iii) the Indenture Trustee, at the Corporate Trust Office (as defined in the Indenture), (iv) the Swap Counterparty, to Wachovia Bank, National Association, 301 South College Street NC0600, Charlotte, North Carolina 28202-0600, Attention: Derivatives Documentation, (v) Fitch, to Fitch Ratings, 1 State Street Plaza, New York, New York 10004, Attention: Auto ABS Group (email:
Surveillance-auto-abs@fitchratings.com), (vi) Moody's, at Moody's Investors Service, Inc., ABS Monitoring Department, 7 World Trade Center, 25th Floor, 250 Greenwich Street, New York, New York 10007 (e-mail: ServicerReports@Moodys.com),
(vii) Standard & Poor's, to Standard & Poor's, a Division of The McGraw-Hill Companies, Inc., 55 Water Street, New York, New York 10041, Attention: Asset Backed Surveillance Department (e-mail: Servicer_reports@sandp.com) or (viii) as to each of the foregoing, at such other address as shall be designated by written notice to the other entities whose addresses are listed in this Section. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Certificateholder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder shall receive such notice.

         Section 12.05. Severability. If any one or more of the covenants, agreements, provisions or terms of this Agreement or the Certificates shall be for any reason whatsoever held invalid, illegal or unenforceable, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions and terms of this Agreement and the Certificates and shall in no way affect or impair the validity or enforceability of the other covenants, agreements, provisions and terms of this Agreement or of the Certificates or the rights of the Certificateholders.

         Section 12.06. Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 12.07. Successors and Assigns. All covenants and agreements contained herein and in the Certificates shall be binding upon, and inure to the benefit of, each of the Depositor, the Owner Trustee, and each Certificateholder and their respective successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by a Certificateholder shall bind the successors and assigns of such Certificateholder.

         Section 12.08. Covenants of the Depositor. The Depositor shall not at any time institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, this Agreement or any of the other Basic Documents.

         Section 12.09. No Petition. The Owner Trustee (not in its individual capacity but solely as Owner Trustee), by entering into this Agreement, each Certificateholder, by accepting a Certificate or a beneficial interest therein, the Indenture Trustee, the Swap Counterparty and each Noteholder, by accepting the benefits of this Agreement, hereby covenant and agree that they will not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, this Agreement or any other Basic Document.

         Section 12.10. No Recourse. Each Certificateholder by accepting a Certificate acknowledges that the Certificates represent beneficial interests in the Issuer only and do not represent interests in or obligations of the Depositor, the Seller, the Master Servicer, the Administrator, the Owner Trustee, the Indenture Trustee or any of their respective Affiliates and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in the Certificates, this Agreement or any other Basic Document.

         Section 12.11. Headings. The Article and Section headings and the Table of Contents herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

         Section 12.12. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 12.13. Servicer Payment Obligation. The Master Servicer shall be responsible for the payment of all fees and expenses of the Issuer, the Owner Trustee and the Indenture Trustee paid by any of them in connection with any of their obligations under the Basic Documents to obtain or maintain or cause to be obtained or maintained any required license under the (i) Maryland Vehicle Sales Finance Act or (ii) Pennsylvania Motor Vehicle Sales Finance Act.

         Section 12.14. Obligations with Respect to the Swap Counterparty. Any obligations or duties owed to, or rights of, the Swap Counterparty hereunder, including the right of the Swap Counterparty to consent to, or receive notice of, any actions hereunder shall terminate upon payment in full of the Class A-2b Notes and payment of all amounts owed to the Swap Counterparty under the Swap Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers, thereunto duly authorized, as of the day and year first above written.

                                     WDS RECEIVABLES LLC,
                                         as Depositor



                                     By:/s/ Keith Ford
                                        ----------------------------------------
                                        Name:  Keith Ford
                                        Title: Assistant Vice President


                                     WILMINGTON TRUST COMPANY,
                                         not in its individual capacity but
                                         solely as Owner Trustee



                                     By:/s/ Erik E. Overcash
                                        ----------------------------------------
                                        Name:  Erik E. Overcash
                                        Title: Financial Services Officer



Agreed and Accepted:

WACHOVIA BANK, NATIONAL ASSOCIATION



By: /s/ Scott D. Weaver
    ---------------------------------
    Name:  /s/ Scott D. Weaver
    Title: Senior Vice President

                                                                       EXHIBIT A


         THIS ASSET BACKED CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE NOTES TO THE EXTENT DESCRIBED IN THE TRUST AGREEMENT, THE SALE AND SERVICING AGREEMENT AND THE INDENTURE REFERRED TO HEREIN.

         THIS ASSET BACKED CERTIFICATE IS NOT GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENTAL AGENCY.

         THIS ASSET BACKED CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR AN OBLIGATION OF WDS RECEIVABLES LLC, WACHOVIA DEALER SERVICES, INC. OR ANY OF THEIR RESPECTIVE AFFILIATES.

         THIS ASSET BACKED CERTIFICATE MAY NOT BE ACQUIRED BY OR WITH PLAN ASSETS OF AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT THAT IS SUBJECT TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE.

REGISTERED                                                               NO. R-1

                      WACHOVIA AUTO LOAN OWNER TRUST 2008-1
                            ASSET BACKED CERTIFICATE

         evidencing a beneficial interest in the property of Wachovia Auto Loan Owner Trust 2008-1, a Delaware statutory trust (the "Issuer"), which property includes a pool of retail installment sale contracts and installment loans secured by new and used motor vehicles sold by Wachovia Dealer Services, Inc., a California corporation ("Wachovia Dealer Services"), to WDS Receivables LLC ("WDS Receivables"), a Nevada limited liability company (the "Depositor"), and sold by the Depositor to the Issuer. The property of the Issuer (other than the Certificate Payment Account and the proceeds thereof) has been pledged by the Issuer to U.S. Bank National Association, a national banking association, as trustee (the "Indenture Trustee"), pursuant to an indenture, dated as of January 1, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the "Indenture"), between the Issuer and the Indenture Trustee, to secure the payment of the Notes issued thereunder.

         This certifies that WDS Receivables is the registered owner of a 100% Certificate Percentage Interest nonassessable, fully paid, beneficial interest in the Issuer. The Issuer was created pursuant to a trust agreement dated August 21, 2007, between the Depositor and Wilmington Trust Company, as trustee (in such capacity, and not in its individual capacity, the "Owner Trustee"), as further amended and restated by the amended and restated trust agreement, dated as of January 1, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the "Trust Agreement"), between the Depositor and the Owner Trustee, a summary of certain of the pertinent provisions of which is set forth below. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed in the Trust Agreement, the Indenture or in the sale and servicing agreement, dated as of January 1, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the "Sale and Servicing Agreement"), among the Issuer, the Depositor, Wachovia Dealer Services, as seller (in such capacity, the "Seller") and Wachovia Bank, National Association, as master servicer (the "Master Servicer").

         This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the registered holder of this Certificate (the "Certificateholder") by virtue of the acceptance hereof assents and by which such Certificateholder is bound. The property of the Issuer primarily includes: (i) a pool of retail installment sale contracts and installment loans originated in connection with the sale of new or used motor vehicles (the "Receivables"), (ii) all amounts received on or in respect of the Receivables after the Cutoff Date, (iii) the security interests in the Financed Vehicles granted by the Obligors pursuant to the Receivables and
(iv) all proceeds of the foregoing.

         THE RIGHTS OF THE ISSUER IN THE FOREGOING PROPERTY OF THE ISSUER (OTHER THAN THE CERTIFICATE PAYMENT ACCOUNT AND THE PROCEEDS THEREOF) HAVE BEEN PLEDGED TO THE INDENTURE TRUSTEE TO SECURE THE PAYMENT OF THE NOTES.

         Pursuant to the Trust Agreement, there will be distributed on each Distribution Date to the Person in whose name this Certificate is registered at the close of business on the Business Day preceding such Distribution Date such Certificateholder's Certificate Percentage Interest in the amount to be distributed to Certificateholders on such Distribution Date. "Distribution Date" means the 20th day of each month or, if such 20th day is not a Business Day, the following Business Day, commencing on March 20, 2008.

         THE HOLDER OF THIS CERTIFICATE ACKNOWLEDGES AND AGREES THAT ITS RIGHTS TO RECEIVE DISTRIBUTIONS IN RESPECT OF THIS CERTIFICATE ARE SUBORDINATED TO THE RIGHTS OF THE NOTEHOLDERS AS DESCRIBED IN THE TRUST AGREEMENT, THE SALE AND SERVICING AGREEMENT AND THE INDENTURE.

         It is the intent of the Depositor, the Seller, the Master Servicer and the Certificateholders that, for purposes of federal income taxes, State and local income taxes and any other income taxes the Issuer will be treated as either an entity that is disregarded as separate from the beneficial owner of the equity in the Issuer if there is only one such owner, or as a partnership (other than an association or publicly traded partnership) if there are two or more such owners. The Depositor and any other Certificateholders, by acceptance of a Certificate, agree with the foregoing characterization of the Certificates for such tax purposes and further agree to take no action inconsistent therewith.

         Each Certificateholder, by its acceptance of a Certificate or a beneficial interest therein, covenants and agrees that such Certificateholder will not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, the Certificates, the Trust Agreement or any other Basic Document.

         Distributions on this Certificate will be made as provided in the Trust Agreement by the Paying Agent by wire transfer or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Owner Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Certificate Registrar maintained for that purpose in Wilmington, Delaware.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if fully set forth on the face of this Certificate.

         Unless the certificate of authentication hereon has been executed by an authorized officer of the Owner Trustee, by manual signature, this Certificate shall not entitle the Holder hereof to any benefit under the Trust Agreement or the Sale and Servicing Agreement or be valid for any purpose.

         THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Issuer and not in its individual capacity, has caused this Certificate to be duly executed as of the date set forth below.

         Dated:  January 24, 2008      WACHOVIA AUTO LOAN OWNER TRUST 2008-1,

                                       By: WILMINGTON TRUST COMPANY,
                                             not in its individual capacity but
                                             solely as Owner Trustee


                                       By: _____________________________________
                                           Name:
                                           Title:



                  OWNER TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Certificates referred to in the within-mentioned Trust Agreement.

         Dated:  January 24, 2008      WILMINGTON TRUST COMPANY,
                                       not in its individual capacity but
                                       solely as Owner Trustee


                                       By: _____________________________________
                                           Name:
                                           Title:

                            [REVERSE OF CERTIFICATE]

         This Certificate does not represent an obligation of, or an interest in, the Depositor, the Seller, the Master Servicer, the Administrator, the Owner Trustee or any of their respective Affiliates, and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated herein, in the Trust Agreement or in the other Basic Documents. In addition, this Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections with respect to the Receivables (and certain other amounts), all as more specifically set forth herein and in the Indenture and the Sale and Servicing Agreement.

         The Trust Agreement permits the Depositor and the Owner Trustee, on behalf of the Issuer, with certain exceptions therein provided, to amend from time to time certain terms and conditions set forth in the Trust Agreement without the consent of the Certificateholders. The Trust Agreement also permits the Depositor and the Owner Trustee, on behalf of the Issuer, with certain exceptions as therein provided, to amend certain terms and conditions set forth in the Trust Agreement with the consent of the Noteholders evidencing not less than 51% of the Note Balance and the Certificateholders evidencing not less than 51% of the aggregate Certificate Percentage Interest. Any such consent by the Certificateholder shall be conclusive and binding on such Certificateholder and on all future Certificateholders and of any Certificate issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, the Transfer of this Certificate may be registered in the Certificate Register upon surrender of this Certificate for registration of Transfer at the Corporate Trust Office and a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the Certificateholder or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates in any authorized denomination and in the same aggregate Certificate Percentage Interest in the Issuer will be issued to the designated transferee or transferees. No service charge shall be made for any registration of Transfer or exchange of Certificates, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection therewith. The initial Certificate Registrar appointed under the Trust Agreement is the Owner Trustee.

         Each Certificateholder, by its acceptance of a Certificate, shall be deemed to have represented and warranted that such Certificateholder is not an
(i) employee benefit plan or arrangement subject to Title I of ERISA, a plan subject to Section 4975 of the Code or any entity whose underlying assets include plans assets by reason of a plan's investment in the entity (a "Benefit Plan"), nor a person acting on behalf of a Benefit Plan nor using the assets of a Benefit Plan to effect the transfer of such Certificate, or (ii) insurance company purchasing a Certificate with funds contained in an "insurance company general account" (as defined in Section V(e) of PTCE 95-60) that includes the assets of a Benefit Plan for purposes of the Plan Asset Regulation.

         Any Person who is not an Affiliate of the Seller and acquires more than 49.9% of the Certificates will be deemed to represent that it is not a party in interest (within the meaning of ERISA) or a disqualified person (within the meaning of Section 4975(e)(2) of the Code) with respect to any Benefit Plan, other than a Benefit Plan that it sponsors for the benefit of its employees, and that no Benefit Plan with respect to which it is a party in interest has or will acquire any interest in the Notes.

         The Certificates are issuable only in registered form in denominations as provided in the Trust Agreement, subject to certain limitations therein set forth.

         The Owner Trustee, the Certificate Registrar and any Paying Agent may treat the Person in whose name this Certificate is registered in the Certificate Register (as of the day of determination) as the owner of this Certificate for the purpose of receiving distributions pursuant to the Trust Agreement and for all other purposes whatsoever, and none of the Owner Trustee, the Certificate Registrar or any Paying Agent shall be bound by any notice to the contrary.

         The Trust Agreement, with certain exceptions therein provided, shall terminate and be of no further force or effect and the Issuer shall dissolve upon the earlier of (i) the payment to the Master Servicer, the Paying Agent, the Owner Trustee, the Indenture Trustee, the Swap Counterparty, the Noteholders and the Certificateholders of all amounts required to be paid to them pursuant to the terms of the Indenture, the Sale and Servicing Agreement, the Swap Agreement and the Trust Agreement, (ii) the Distribution Date next succeeding the month which is one year after the maturity or other liquidation of the last Receivable and the disposition of any amounts received upon liquidation of any property remaining in the Issuer or (iii) upon the purchase of the Receivables by the Seller in connection with an Optional Purchase and retirement of the Notes and Certificates.

                                   ASSIGNMENT



SOCIAL SECURITY NUMBER
OR OTHER IDENTIFICATION
NUMBER OF ASSIGNEE: ________________


         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto
     ---------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         (name and address of assignee)

the within Certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ________________________, attorney, to transfer said Certificate on the Certificate Register, with full power of substitution in the premises.

Dated:

                                     ________________________________________*/

                                     Signature Guaranteed:

                                     ________________________________________*/



*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatsoever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Certificate Registrar.

                                                                       EXHIBIT B


                             CERTIFICATE OF TRUST OF
                      WACHOVIA AUTO LOAN OWNER TRUST 2008-1

         This Certificate of Trust of Wachovia Auto Loan Owner Trust 2008-1 (the "Trust"), is being duly executed and filed by Wilmington Trust Company, a Delaware banking corporation, as trustee (the "Trustee"), to form a statutory trust under the Delaware Statutory Trust Act (12 Del. Code, ss. 3801 et seq.) (the "Act").

         1. Name. The name of the statutory trust formed hereby is Wachovia Auto Loan Owner Trust 2008-1.

         2. Delaware Trustee. The name and business address of a trustee of the Trust having its principal place of business in the State of Delaware is Wilmington Trust Company, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration.

         3. Effective Date. This Certificate of Trust shall be effective upon its filing with the Secretary of State of the State of Delaware.

         IN WITNESS WHEREOF, the undersigned, being the sole trustee of the Trust, has executed this Certificate of Trust in accordance with Section 3811 of the Act.

                                            WILMINGTON TRUST COMPANY,
                                               as Trustee



                                            By:_____________________________
                                               Name:
                                               Title:


                                      B-1